Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated October 30, 2013
to the
Visium Event Driven Fund
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated July 1, 2013

Effective December 30, 2013, the Board of Trustees of Trust for Professional Managers (the “Trust”), based upon the recommendation of Visium Asset Management, LP (the “Adviser”), the investment adviser for the Visium Event Driven Fund (the “Fund”), a series of the Trust, has approved a change to the Fund’s investment objective.  The change adds a clause to highlight the Fund’s additional goal of low volatility.

The following disclosures in the Prospectus, Summary Prospectus and SAI are hereby revised to read as follows:

Prospectus

Page 1 – “Summary Section – Investment Objective”

The Visium Event Driven Fund (the “Fund”) seeks to achieve capital growth while maintaining a low correlation to and lower volatility than the S&P 500® Index.

Page 8 – “Investment Strategies, Risks and Disclosure of Portfolio Holdings - Investment Objective”

The Fund seeks to achieve capital growth while maintaining a low correlation to and lower volatility than the S&P 500® Index.

Summary Prospectus

Page 1 – “Investment Objective”

The Visium Event Driven Fund (the “Fund”) seeks to achieve capital growth while maintaining a low correlation to and lower volatility than the S&P 500® Index.

SAI

Page 2 – “Investment Policies, Strategies and Associated Risks – Investment Objective”

The Visium Event Driven Fund (the “Fund”) seeks to achieve capital growth while maintaining a low correlation to and lower volatility than the S&P 500® Index.

The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI